As filed with the Securities and Exchange Commission on January 15, 1999


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  FORM 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                      Date of Report:  December 14, 1998
                       (Date of earliest event reported)



                        Inland Real Estate Corporation
            (Exact name of registrant as specified in the charter)



        Maryland                         0-28382              36-3953261

(State or other jurisdiction     (Commission File No.)       (IRS Employer
  of incorporation)                                        Identification No.)



                             2901 Butterfield Road
                          Oak Brook, Illinois  60523
                   (Address of Principal Executive Offices)


                                (630) 218-8000
              (Registrant's telephone number including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

The Company filed a Form 8-K on December 14, 1998 without the requisite financial information. Accordingly, the Company is filing this Form 8 K/A.


Item 7.  Financial Statements and Exhibits


                         Index to Financial Statements
                                                                     Page

Pro Forma Balance Sheet (unaudited) at September 30, 1998........... F- 1

Notes to Pro Forma Balance Sheet (unaudited) at September 30, 1998.. F- 3

Pro Forma Statement of Operations (unaudited) of the Company for the nine months ended September 30, 1998...................... F- 7

Notes to Pro Forma Statement of Operations (unaudited) for
  the nine months ended September 30, 1998.......................... F- 9

Pro Forma Statement of Operations (unaudited) of the Company for the year ended December 31, 1997.............................. F-15

Notes to Pro Forma Statement of Operations (unaudited) for
  the year ended December 31, 1997.................................. F-17

                                   SIGNATURE



Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                        Inland Real Estate Corporation
                                   (Registrant)



                        By:/s/ KELLY TUCEK
                            Kelly Tucek
                            Chief Financial and Accounting Officer


Date:     January 15, 1999

                        Inland Real Estate Corporation
                            Pro Forma Balance Sheet
                              September 30, 1998
                                  (unaudited)


The following unaudited Pro Forma Balance Sheet of the Company is presented to give effect to the acquisitions of the properties indicated in Note B of the Notes to the Pro Forma Balance Sheet as though these transactions occurred September 30, 1998. No Pro Forma adjustment was made for the Staples Office Supply Store which was under construction at September 30, 1998. This unaudited Pro Forma Balance Sheet should be read in conjunction with the September 30, 1998 Financial Statements and the notes thereto as filed on Form 10-Q.

This unaudited Pro Forma Balance Sheet is not necessarily indicative of what the actual financial position would have been at September 30, 1998, nor does it purport to represent the future financial position of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.





































                                      F-1


                        Inland Real Estate Corporation
                            Pro Forma Balance Sheet
                              September 30, 1998
                                  (unaudited)



                               September 30,                 September 30,
                                   1998        Pro Forma       1998
                               Historical(A) Adjustments(B)  Pro Forma
                               ------------- ------------- --------------
Assets
------
Net investment in
  properties.................. $473,880,017   142,842,000   616,722,017
Cash and cash equivalents.....  106,277,855          -      106,277,855
Restricted cash...............   13,303,842          -       13,303,842
Accounts and rents
  receivable..................   10,935,833     1,260,180    12,196,013
Other assets..................    9,891,843          -        9,891,843
                               ------------- ------------- -------------
Total assets.................. $614,289,390   144,102,180   758,391,570
                               ============= ============= =============

Liabilities and Stockholders' Equity
------------------------------------
Accounts payable and accrued
  expenses.................... $  1,733,869          -        1,733,869
Accrued real estate taxes.....   12,859,623     1,459,050    14,318,673
Distributions payable (C).....    3,345,717          -        3,345,717
Security deposits.............    1,282,675       191,048     1,473,723
Mortgages payable.............  178,106,593     4,625,000   182,731,593
Unearned income...............    1,263,271          -        1,263,271
Other liabilities.............    2,297,130          -        2,297,130
Due to Affiliates.............      820,632          -          820,632
                               ------------- ------------- -------------
Total liabilities.............  201,709,510     6,275,098   207,984,608
                               ------------- ------------- -------------
Common Stock (D)..............      467,923       145,694       613,617
Additional paid in capital
  (net of Offering costs) (D).  426,379,560   137,681,298   564,060,858
Accumulated distributions in
  excess of net income........  (14,267,603)         -      (14,267,603)
                               ------------- ------------- -------------
Total Stockholders' equity....  412,579,880   137,827,082   550,406,872
                               ------------- ------------- -------------
Total liabilities and
  Stockholders' equity........ $614,289,390   144,102,180   758,391,480
                               ============= ============= =============







              See accompanying notes to pro forma balance sheet.


                                      F-2


                                  Inland Real Estate Corporation
                                 Notes to Pro Forma Balance Sheet
                                            (continued)
                                        September 30, 1998
                                            (unaudited)

(A) The September 30, 1998 Historical column represents the historical balance sheet as presented in the September 30, 1998 10-Q as filed with the SEC.

(B) The following pro forma  adjustment  relates  to  the  acquisition  of the subject properties as
    though they were acquired on September  30,  1998.    The  terms are described in the notes that
    follow.
                                                      Pro Forma Adjustments
                             -----------------------------------------------------------------------------
                                            Woodfield   Edinburgh    Springboro   Riverplace       Rose
                              Two Rivers     Commons     Festival     Plaza          Center       Plaza
                             ------------ ------------ ------------ ------------ ------------ ------------
Assets
------
Net investment in
  properties................   6,770,000  $27,000,000    9,107,000    9,295,000    6,065,000    2,753,000
Accounts and rents
  receivable................      18,300      352,000         -          90,500       78,500       59,000
                             ------------ ------------ ------------ ------------ ------------ ------------
Total assets................   6,788,300  $27,352,000    9,107,000    9,385,500    6,143,500    2,812,000
                             ============ ============ ============ ============ ============ ============
Liabilities and Stockholders' Equity
------------------------------------
Accrued real estate taxes...      18,300      374,750         -          90,500       78,500       59,000
Security deposits...........       6,666      100,355        8,402        6,134       11,924         -
Mortgage payable............        -            -       4,625,000         -            -            -
                             ------------ ------------ ------------ ------------ ------------ ------------
Total liabilities...........      24,966      475,105    4,633,402       96,634       90,424       59,000
                             ------------ ------------ ------------ ------------ ------------ ------------
Common Stock................       7,149       28,411        4,729        9,819        6,399        2,910
Additional paid in capital
  (net of Offering Costs)...   6,756,185   26,848,484    4,468,869    9,279,047    6,046,677    2,750,000
                             ------------ ------------ ------------ ------------ ------------ ------------
Total Stockholders' equity..   6,763,334   26,876,895    4,473,598    9,288,866    6,053,076    2,753,000
                             ------------ ------------ ------------ ------------ ------------ ------------
Total liabilities and
  Stockholders' equity......   6,788,300  $27,352,000    9,107,000    9,385,500    6,143,500    2,812,000
                             ============ ============ ============ ============ ============ ============

                                                         F-3











                                      F-3


                                           Inland Real Estate Corporation
                                          Notes to Pro Forma Balance Sheet
                                                     (continued)
                                                 September 30, 1998
                                                     (unaudited)

                                                 Pro Forma Adjustments
                             -----------------------------------------------------------------------------
                              Marketplace                                                                     Total
                                at Six       CarMax       CarMax        Park      Hollywood     Plymouth    Pro Forma
                               Corners     Tinley Park  Schaumburg     Center       Video      Collection  Adjustments
                             ------------ ------------ ------------ ------------ ------------ ------------ -----------
Assets
------
Net investment in
  properties................  18,875,000   18,900,000   20,600,000   15,500,000    1,351,000    6,626,000  142,842,000
Accounts and rents
  receivable................     172,000         -            -         489,880         -            -       1,260,180
                             ------------ ------------ ------------ ------------ ------------ ------------ -----------
Total assets................  19,047,000   18,900,000   20,600,000   15,989,880    1,350,000    6,626,000  144,102,180
                             ============ ============ ============ ============ ============ ============ ===========

Liabilities and Stockholders' Equity
------------------------------------
Accrued real estate taxes...     176,000         -            -         662,000         -            -       1,459,050
Security deposits...........        -            -            -          43,317         -          14,250      191,048
Mortgage payable............        -            -            -            -            -            -       4,625,000
                             ------------ ------------ ------------ ------------ ------------ ------------ -----------
Total liabilities...........     176,000         -            -         705,317         -          14,250    6,275,098
                             ------------ ------------ ------------ ------------ ------------ ------------ -----------
Common Stock................      19,948       19,979       21,776       16,157        1,428        6,989      145,694
Additional paid in capital
  (net of Offering Costs)...  18,851,052   18,880,021   20,578,224   15,268,406    1,349,572    6,604,761  137,681,298
                             ------------ ------------ ------------ ------------ ------------ ------------ -----------
Total Stockholders' equity..   7,671,000   18,900,000   20,600,000   15,284,563    1,351,000    6,611,750  137,827,082
                             ------------ ------------ ------------ ------------ ------------ ------------ -----------
Total liabilities and
  Stockholders' equity......  19,047,000   18,900,000   20,600,000   15,989,880    1,351,000    6,626,000  144,102,180
                             ============ ============ ============ ============ ============ ============ ===========

                                                         F-4

                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                              September 30, 1998
                                  (unaudited)

    Acquisitions of Property:

    On October 1, 1998, the Company acquired Two Rivers from an unaffiliated third party for the purchase price of approximately $6,770,000 on an all cash basis, funded from cash and cash equivalents.

    On  October  8,  1998,  the  Company  acquired  Woodfield  Commons  from an
    unaffiliated  third  party   for   the   purchase  price  of  approximately
    $27,000,000 on an all cash basis, funded from cash and cash equivalents.

    On October 14, 1998, the Company acquired Edinburgh Festival Center from an unaffiliated third party for the purchase price of approximately $9,107,000. As part of the acquisition, the Company assumed an existing first mortgage with a balance of $4,625,000. The balance of the purchase price was funded from cash and cash equivalents.

    On November 12, 1998, the Company acquired Springboro Plaza from an unaffiliated third party for the purchase price of approximately $9,295,000 on an all cash basis, funded from cash and cash equivalents.

    On November 12, 1998, the Company acquired Riverplace Center from an unaffiliated third party for the purchase price of approximately $6,065,000 on an all cash basis, funded from cash and cash equivalents.

    On November 16, 1998, the Company acquired Rose Plaza from an unaffiliated third party for the purchase price of approximately $2,753,000 on an all cash basis, funded from cash and cash equivalents.

    On November 30, 1998, the Company acquired Marketplace at Six Corners from an unaffiliated third party for the purchase price of approximately $18,875,000 on an all cash basis, funded from cash and cash equivalents.

    On December  2,  1998,  the  Company  acquired  Carmax-Tinley  Park from an
    unaffiliated  third  party   for   the   purchase  price  of  approximately
    $18,900,000 on an all cash basis, funded from cash and cash equivalents.

    On  December  2,  1998,  the  Company  acquired  Carmax-Schaumburg  from an
    unaffiliated  third  party   for   the   purchase  price  of  approximately
    $20,600,000 on an all cash basis, funded from cash and cash equivalents.

    On December 4, 1998, the Company acquired Park Center from an unaffiliated third party for the purchase price of approximately $15,500,000 on an all cash basis, funded from cash and cash equivalents.

    On December 18, 1998, the Company acquired Hollywood Video-Hammond from an unaffiliated third party for the purchase price of approximately $1,351,000 on an all cash basis, funded from cash and cash equivalents.

                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                              September 30, 1998
                                  (unaudited)


    On January 6, 1999, the Company acquired Plymouth Collection from an unaffiliated third party for the purchase price of approximately $6,626,000 on an all cash basis, funded from cash and cash equivalents.

(C) No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised.

(D) Additional Offering Proceeds of $160,263,400, net of additional Offering costs of $22,436,318 are reflected as received as of September 30, 1998, prior to the purchase of the properties. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

                        Inland Real Estate Corporation
                       Pro Forma Statement of Operations
                 For the nine months ended September 30, 1998
                                  (unaudited)


The following unaudited Pro Forma Statement of Operations of the Company is presented to effect the acquisitions of the properties indicated in Note B of the Notes to the Pro Forma Statement of Operations as though they occurred on the earlier of January 1, 1997 or the date operations commenced. Pro forma adjustments for Oak Forest Commons, Downers Grove Market and Hollywood Video-Hammond are as of March 5, 1998, March 25, 1998, and May 1, 1998, respectively, as these are the dates that operations commenced. Construction was completed in the third quarter of 1998 for Carmax-Tinley Park, Carmax-Schaumburg and Plymouth Collection and significant operations had not commenced. Therefore no pro forma adjustments were made for these centers. Construction was not completed on the Staples Office Supply Store and therefore, no pro forma adjustment has been made. This unaudited Pro Forma Statement of Operations should be read in conjunction with the September 30, 1998 Financial Statements and the notes thereto as filed on Form 10-Q.

This unaudited Pro Forma Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the nine months ended September 30, 1998, nor does it purport to represent the future financial position of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                        Inland Real Estate Corporation
                       Pro Forma Statement of Operations
                 For the nine months ended September 30, 1998
                                 (unaudited)


                                  Pro Forma
                                 Adjustments
                                 -----------
                   September 30,
                       1998          1998      September 30,
                    Historical   Acquisitions      1998
                       (A)            (B)       Pro Forma
                   ------------  ------------  -----------

Rental income..... $34,964,084    11,326,590    46,290,674
Additional rental
  income..........  11,767,354     4,851,172    16,618,526
Interest
  income(C).......   3,270,815          -        3,270,815
Other income......     115,432          -          115,432
                   ------------  ------------  ------------
  Total income....  50,117,685    16,177,762    66,295,447
                   ------------  ------------  ------------
Professional services
  and general and
  administrative
  fees............     557,689          -          557,689
Advisor asset
  management fee.(F) 1,252,815     1,115,902     2,368,717
Property operating
  expenses........  15,022,998     5,788,587    20,811,585
Interest expense..   8,570,847       435,944     9,006,791
Depreciation (D)..   8,087,624     3,055,505    11,143,129
Amortization......     157,892          -          157,892
Acquisition costs
  expensed........     212,129          -          212,129
                   ------------  ------------  ------------
Total expenses....  33,861,994    10,395,938    44,257,932
                   ------------  ------------  ------------
  Net income...... $16,255,691     5,781,824    22,037,515
                   ============  ============  ============

Weighted average
  common stock
  outstanding (E).  36,811,187                  51,380,587
                   ============                ============

Net income per weighted
  average common stock
  outstanding, basic and
  diluted (E)..... $       .44                         .43
                   ============                ============


            See accompanying notes to pro forma statement of operations.

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                 For the nine months ended September 30, 1998
                                  (unaudited)


(A) The  1998  Historical  column   represents   the  historical  statement  of
    operations of the Company for the nine months ended September 30, 1998 (unaudited), as filed with the SEC on Form 10-Q.

(B) Total pro forma adjustments for the six months ended June 30, 1998 are as though the 1998 acquisitions of the following properties occurred the earlier of January 1, 1997 or the date operations commenced and are based on information provided by the seller. All properties were purchased on an all cash basis except for Mill Creek, Schaumburg Plaza and Edinburgh Festival. Pro forma adjustments for interest expense on these properties were based on the following terms.

    Mill Creek Shopping Center

    As part of the acquisition of Mill Creek Shopping Center, the Company assumed the existing mortgage loan of $9,500,000, maturing September 10, 1999, with the balance funded with cash and cash equivalents. The loan requires interest only monthly payments at a rate of 8% per annum.

    Schaumburg Plaza

    As part of the acquisition of Schaumburg Plaza, the Company assumed the existing debt of $3,924,183. The debt requires monthly interest only payments at a rate of 9.25% per annum through September 2004 and then requires principal and interest payments through December 2009 at a rate of 9.25% per annum based on a 30 year amortization schedule.

    Edinburgh Festival

    As part of the acquisition of Edinburgh Festival, the Company will assume the existing first mortgage loan, maturing September 30, 2008, with a balance of $4,625,000. The loan requires interest only monthly payments at a rate of 6.30% per annum.

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                 For the nine months ended September 30, 1998
                                  (unaudited)

(B) Total pro forma adjustments for 1998 acquisitions are as though they were acquired the earlier of January 1, 1997 or the date operations commenced.


                                  West
                     Coopers     Chicago      Maple     Lake Park     Orland
                      Grove     Dominick's    Plaza       Plaza        Park
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $   12,649      36,150      30,776     130,540      11,631
Additional rental
  income..........      9,364        -         11,154      49,688       5,600
                   ----------- ----------- ----------- ----------- -----------
Total income......     22,013      36,150      41,930     180,228      17,231
                   ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..      1,271       3,625       2,638      13,452       2,083
Property operating
  expenses........     10,754       1,085      13,041      60,970       7,200
Interest expense..       -           -           -           -           -
Depreciation......      3,213       9,062       6,950      33,000       5,208
                   ----------- ----------- ----------- ----------- -----------
Total expenses....     15,238      13,772      22,629     107,422      14,492
                   ----------- ----------- ----------- ----------- -----------
Net income (loss). $    6,775      22,378      19,301      72,806       2,739
                   =========== =========== =========== =========== ===========


                     Homewood     Wisner       Mill     Prairie     Elmhurst
                       Plaza      Plaza       Creek     Square     City Center
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $   29,096      29,958     180,896      78,950      84,667
Additional rental
  income..........     22,945      12,915     123,799      29,500      15,971
                   ----------- ----------- ----------- ----------- -----------
Total income......     52,041      42,873     304,695     108,450     100,637
                   ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..      2,812       2,738      18,933       7,750       3,979
Property operating
  expenses........     25,287      14,844     142,668      34,380      23,473
Interest expense..       -           -        126,667        -           -
Depreciation......      6,970       6,880      45,417      21,950       9,948
                   ----------- ----------- ----------- ----------- -----------
Total expenses....     35,069      24,462     333,685      64,080      37,400
                   ----------- ----------- ----------- ----------- -----------
Net income (loss). $   16,972      18,411     (28,990)     44,370      63,238
                   =========== =========== =========== =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                 For the nine months ended September 30, 1998
                                  (unaudited)



                    St. James   Chestnut      Bergen     Berwyn      Western &
                     Crossing     Court       Plaza       Plaza       Howard
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $  189,704     319,057     490,456      60,841      70,092
Additional rental
  income..........     54,985      82,340     190,947      50,285      24,948
                   ----------- ----------- ----------- ----------- -----------
Total income......    244,689     401,397     681,403     111,126      95,040
                   ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..     18,693      40,360      43,119       6,888       6,377
Property operating
  expenses........     65,996     134,035     227,516      57,382      34,369
Interest expense..       -           -           -           -           -
Depreciation......     46,750     100,900     125,767      17,222      15,942
                   ----------- ----------- ----------- ----------- -----------
Total expenses....    131,439     275,295     396,402      81,492      56,688
                   ----------- ----------- ----------- ----------- -----------
Net income (loss). $  113,250     126,102     285,001      29,634      38,352
                   =========== =========== =========== =========== ===========


                               High Point    Woodland   Walgreens   Schaumburg
                    Wauconda      Center      Heights   Woodstock     Plaza
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $   80,746     331,704     342,420      48,013     373,663
Additional rental
  income..........     21,603      78,007     313,058        -        177,341
                   ----------- ----------- ----------- ----------- -----------
Total income......    102,349     409,711     655,478      48,013     551,004
                   ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..      6,313      32,787      46,400       5,035      34,935
Property operating
  expenses........     26,209      80,420     363,700        -        215,485
Interest expense..       -           -           -           -        180,746
Depreciation......     22,094      97,672     112,778      10,978      86,667
                   ----------- ----------- ----------- ----------- -----------
Total expenses....     54,616     210,879     522,878      16,013     517,833
                   ----------- ----------- ----------- ----------- -----------
Net income (loss). $   47,733     198,832     132,600      32,000      33,171
                   =========== =========== =========== =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                 For the nine months ended September 30, 1998
                                  (unaudited)



                     Winnetka                Fairview     Orland
                     Commons     Eastgate     Heights     Greens
                   ----------- ----------- ----------- -----------
Rental income..... $  225,717     422,415     960,161     331,752
Additional rental
  income..........    161,656     123,597     239,250     446,300
                   ----------- ----------- ----------- -----------
Total income......    387,373     546,012   1,199,411     778,052
                   ----------- ----------- ----------- -----------
Advisor asset
  management fee..     22,175      38,655      84,300      36,570
Property operating
  expenses........    134,458     148,597     295,680     365,860
Interest expense..       -           -           -           -
Depreciation......     46,667      86,250     210,769      91,425
                   ----------- ----------- ----------- -----------
Total expenses....    203,300     273,502     590,749     493,855
                   ----------- ----------- ----------- -----------
Net income (loss). $  184,073     272,510     608,662     284,197
                   =========== =========== =========== ===========



                      Bakers    Edinburgh   Woodfield      Two
                      Shoes      Festival    Commons      Rivers
                   ----------- ----------- ----------- -----------
Rental income..... $   75,000     620,500   1,441,375     509,060
Additional rental
  income..........       -        277,719     666,497     109,400
                   ----------- ----------- ----------- -----------
Total income......     75,000     898,219   2,107,872     618,460
                   ----------- ----------- ----------- -----------
Advisor asset
  management fee..      7,568      69,375     202,500      50,775
Property operating
  expenses........      3,375     309,407     768,083     138,290
Interest expense..       -        218,531        -           -
Depreciation......     18,919     173,438     506,250     126,938
                   ----------- ----------- ----------- -----------
Total expenses....     29,862     770,751   1,476,833     316,003
                   ----------- ----------- ----------- -----------
Net income (loss). $   45,138     127,468     631,039     302,457
                   =========== =========== =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                 For the nine months ended September 30, 1998
                                  (unaudited)


                               Marketplace
                       Park         at     Springboro  Riverplace
                      Center   Six Corners    Plaza      Center
                   ----------- ----------- ----------- -----------
Rental income..... $1,040,235   1,339,500     673,355     450,186
Additional rental
  income..........    816,335     437,176     121,104     119,583
                   ----------- ----------- ----------- -----------
Total income......  1,856,570   1,776,676     794,459     569,769
                   ----------- ----------- ----------- -----------
Advisor asset
  management fee..     16,250     141,563      69,713      45,488
Property operating
  expenses........  1,249,738     460,186     158,077     146,430
Interest expense..       -           -           -           -
Depreciation......    290,625     353,906     174,281     113,719
                   ----------- ----------- ----------- -----------
Total expenses....  1,556,613     955,655     402,071     305,637
                   ----------- ----------- ----------- -----------
Net income (loss). $  299,957     821,021     392,388     264,132
                   =========== =========== =========== ===========


                                            Total 1998
                       Rose     Hollywood  Acquisitions
                      Plaza       Video      Pro Forma
                   ----------- ----------- ------------
Rental income..... $  198,621     106,704   11,326,590
Additional rental
  income..........     56,244       1,861    4,851,172
                   ----------- ----------- ------------
Total income......    254,865     108,565   16,177,762
                   ----------- ----------- ------------
Advisor asset
  management fee..     20,648      10,133    1,115,902
Property operating
  expenses........     64,846       6,746    5,788,587
Interest expense..       -           -         435,944
Depreciation......     51,619      25,331    3,055,505
                   ----------- ----------- ------------
Total expenses....    137,113      42,210   10,395,938
                   ----------- ----------- ------------
Net income (loss). $  117,752      66,355    5,781,824
                   =========== =========== ============

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                 For the nine months ended September 30, 1998
                                  (unaudited)



(C) No pro forma adjustment has been made relating to interest income which would have been earned on the additional Offering Proceeds raised.

(D) Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years.

(E) The pro forma weighted average common stock shares for the nine months ended September 30, 1998 was calculated by estimating the additional shares sold to purchase each of the Company's properties on a weighted average basis.

(F) Advisor Asset Management Fees are calculated as 1% per annum of the Average Invested Assets (as defined).

                        Inland Real Estate Corporation
                       Pro Forma Statement of Operations
                     For the year ended December 31, 1997
                                  (unaudited)


The following unaudited Pro Forma Statement of Operations of the Company is presented to effect the acquisitions of the properties indicated in Note B and Note C of the Notes to the Pro Forma Statement of Operations as though they occurred the earlier of January 1, 1997 or the date operations commenced. No pro forma adjustments have been made for Orland Park, Oak Forest Commons, Downers Grove Market, Marketplace at Six Corners, Carmax-Tinley Park, Carmax-Schaumburg, Hollywood Video-Hammond and Plymouth Collection as these centers were completed in 1997 and 1998 and no significant operations existed for the year ended December 31, 1997. Construction had not begun on Staples Office Supply Store and Stuarts Crossing and therefore, there were no operations for the year ended December 31, 1997. This unaudited Pro Forma Statement of Operations should be read in conjunction with the December 31, 1997 Financial Statements and the notes thereto as filed on Form 10-K.

This unaudited Pro Forma Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 1997, nor does it purport to represent the future financial position of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                        Inland Real Estate Corporation
                       Pro Forma Statement of Operations
                     For the year ended December 31, 1997
                                 (unaudited)


                                    Pro Forma Adjustments
                                 ---------------------------

                       1997          1997           1998
                    Historical   Acquisitions  Acquisitions      1997
                       (A)            (B)           (C)       Pro Forma
                   ------------  ------------  ------------  ------------

Rental income..... $21,112,365     9,903,951    23,298,526    54,314,842
Additional rental
  income..........   6,592,983     3,622,583     9,096,603    19,312,169
Interest
  income(D).......   1,615,520          -             -        1,615,520
Other income......     100,717          -             -          100,717
                   ------------  ------------  ------------  ------------
  Total income....  29,421,585    13,526,534    32,395,129    75,343,248
                   ------------  ------------  ------------  ------------
Professional services
  and general and
  administrative
  fees............     482,954          -             -          482,954
Advisor asset
  management fee.(G)   843,000     1,832,719     2,448,446     5,124,165
Property operating
  expenses........   8,863,024     4,476,786    11,987,265    25,327,075
Interest expense..   5,654,564     1,338,640     1,284,941     8,278,145
Depreciation (E)..   4,556,445     2,371,640     6,093,041    13,021,126
Amortization......     124,884          -             -          124,884
Acquisition costs
  expensed........     249,493          -             -          249,493
                   ------------  ------------  ------------  ------------
Total expenses....  20,774,364    10,019,785    21,813,693    52,607,842
                   ------------  ------------  ------------  ------------
  Net income...... $ 8,647,221     3,506,749    10,581,436    22,735,406
                   ============  ============  ============  ============

Weighted average
  common stock
  outstanding (F).  15,225,983                                40,867,701
                   ============                              ============

Net income per weighted
  average common stock
  outstanding, basic and
  diluted (F)..... $       .57                                       .56
                   ============                              ============


            See accompanying notes to pro forma statement of operations.

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                     For the year ended December 31, 1997
                                  (unaudited)


(A) The  1997  Historical  column   represents   the  historical  statement  of
    operations of the Company for the year ended December 31, 1997, as filed with the SEC on Form 10-K.

(B) Total pro forma adjustments for the year ended December 31, 1997 are as though the 1997 acquisitions of the following properties occurred the earlier of January 1, 1997 or the date operations commenced (May 13, 1997 for the Glendale Heights Dominick's). All properties were purchased on an all cash basis except for Maple Park, Aurora Commons, Lincoln Park Place and Rivertree Court. Pro forma adjustments for interest expense on these properties were based on the following terms:

    Maple Park Shopping Center

    The Company funded the purchase using (i) the proceeds of a short-term loan maturing April 7, 1997 in the amount of $8 million from Inland Mortgage Investment Corporation ("IMIC"), an affiliate of the Company (the "Short-Term Loan"), and (ii) cash and cash equivalents. The Short-Term Loan bears interest at a rate of 9.0% per annum and requires a loan fee of 1/4%.

    Aurora Commons Shopping Center

    As part of the acquisition of Aurora Commons Shopping Center, the Company assumed the existing mortgage loan, maturing December 31, 2001, with the balance funded with cash and cash equivalents. The loan bears interest at a rate of 9% per annum with monthly payments of principal and interest on the first day of each month.

    Lincoln Park Place Shopping Center

    The Company funded the purchase of Lincoln Park Place Shopping Center using the proceeds of a short-term loan maturing February 7, 1997 in the amount of $2,016,110 from Inland Mortgage Investment Corporation ("IMIC"), an affiliate of the Company (the "Short-Term Loan"). The Company did not pay any fees in connection with the Short-Term Loan, which bears interest at a rate of 9% per annum.

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                     For the year ended December 31, 1997
                                  (unaudited)


    Rivertree Court

    As part of the acquisition of Rivertree Court, the Company assumed the existing first mortgage loan, maturing January 1, 1999, with a balance of $15,700,000. The loan requires interest only monthly payments at a rate of 10.03% per annum.

    Fashion Square

    As part of the acquisition of Fashion Square, the Company assumed the existing bond financing, in the remaining principal balance of $6,200,000. Monthly interest only payments are due on the financing through December 1, 2014 maturity date. The interest rate changes weekly and is currently 4.1%. The bond financing is secured by a Letter of Credit issued by LaSalle National Bank, who receives an annual fee of 1.25% of the outstanding principal balance.

                                            Inland Real Estate Corporation
                                      Notes to Pro Forma Statement of Operations
                                                      (continued)
                                         For the year ended December 31, 1997
                                                      (unaudited)

(B) Total pro forma adjustments for 1997 acquisitions are as though they were acquired the earlier of January 1, 1997 or the date operations commenced.
                                                          Niles
                    Maple Park    Aurora     Lincoln    Shopping     Cobblers    Mallard      Calumet     Ameritech
                      Place       Commons   Park Place   Center        Mall        Mall        Square     Outlot
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------  -----------
Rental income..... $   39,736      82,740      14,159      98,780     341,053      356,037     130,663       36,768
Additional rental
  income..........      8,168      26,594       5,714      39,507     189,843      138,412     146,565        8,091
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------  -----------
Total income......     47,904     109,334      19,873     138,287     530,896      494,449     277,228       44,859
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------  -----------
Advisor asset
  management fee..       -           -           -           -           -            -           -            -
Property operating
  expenses........     10,039      30,055       6,352      43,952     205,189      161,720     152,445        9,746
Interest expense..       -           -           -           -           -            -           -            -
Depreciation......       -           -           -           -           -            -           -            -
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------  -----------
Total expenses....     10,039      30,055       6,352      43,952     205,189      161,720     152,445        9,746
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------  -----------
Net income (loss). $   37,865      79,279      13,521      94,335     325,707      332,729     124,783       35,113
                   =========== =========== =========== =========== =========== ============ ===========  ===========

                                            Highland                                          Glendale
                    Schaumburg   Sequoia      Park        River     Rivertree   Shorecrest     Heights
                    Dominicks     Plaza     Dominicks     Square      Court        Plaza      Dominicks  Party City
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Rental income..... $  269,510     182,563     405,156     358,182   1,923,392      311,714      303,692     166,666
Additional rental
  income..........       -         67,441        -        157,773     588,600      128,728         -         33,000
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Total income......    269,510     250,004     405,156     515,955   2,511,992      440,442      303,692     199,666
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Advisor asset
  management fee..       -           -           -           -           -            -            -           -
Property operating
  expenses........      5,390      78,364       8,103     166,076     732,510      154,027        7,592      39,000
Interest expense..       -           -           -           -           -            -            -           -
Depreciation......       -           -           -           -           -            -            -           -
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Total expenses....      5,390      78,364       8,103     166,076     732,510      154,027        7,592      39,000
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Net income (loss). $  264,120     171,640     397,053     349,879   1,779,482      286,415      296,099     160,666
                   =========== =========== =========== =========== =========== ============ ============ ===========

                                                                       F-18


                                     F-19


                                            Inland Real Estate Corporation
                                      Notes to Pro Forma Statement of Operations
                                                      (continued)
                                         For the year ended December 31, 1997
                                                      (unaudited)

(B) Total pro forma adjustments for 1997 acquisitions are as though they were acquired the earlier of January 1, 1997 or the date operations commenced.
                     Roselle                 Wilson     Terramere    Iroquois     Fashion    Naper West
                      Eagle    Countryside    Plaza       Plaza       Center       Square       Plaza
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------
Rental income..... $  307,980     256,000     136,100     419,563   1,376,053     808,935     1,578,508
Additional rental
  income..........     77,500        -         50,500     376,745     446,667     543,963       588,773
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------
Total income......    385,480     256,000     186,600     793,309   1,822,720   1,352,897     2,167,281
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------
Advisor asset
  management fee..       -           -           -           -           -           -             -
Property operating
  expenses........    100,000      87,000      61,100     406,416     551,333     741,680       718,696
Interest expense..       -           -           -           -           -           -             -
Depreciation......       -           -           -           -           -           -             -
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------
Total expenses....    100,000      87,000      61,100     406,416     551,333     741,680       718,696
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------
Net income (loss). $  285,480     169,000     125,500     389,892   1,271,387     611,217     1,448,585
                   =========== =========== =========== =========== =========== ============ ============
                                  Total
                                  1997
                    Pro Forma  Acquisitions
                   Adjustments  Pro Forma
                   ----------- -------------
Rental income..... $     -       9,903,951
Additional rental
  income..........       -       3,622,583
                   ----------- ------------
Total income......       -      13,526,534
                   ----------- ------------
Advisor asset
  management fee..  1,832,719    1,832,719
Property operating
  expenses........       -       4,476,786
Interest expense..  1,338,640    1,338,640
Depreciation......  2,371,640    2,371,640
                   ----------- ------------
Total expenses....  5,542,999   10,019,785
                   ----------- ------------
Net income (loss). $(5,542,999)  3,506,749
                   =========== ============

                                                                       F-19

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


(C) Total pro forma adjustments for 1998 acquisitions are as though they were acquired the earlier of January 1, 1997 or the date operations commenced.

    All properties were purchased on an all cash basis except Edinburgh Festival. The pro forma adjustment for interest expense on this property was based on the following terms:

    As part of the acquisition of Edinburgh Festival, the Company assumed the existing first mortgage loan, maturing September 30, 2008, with a balance of $4,625,000. The loan requires interest only monthly payments at a rate of 6.30% per annum.


                                              West
                    Woodfield    Coopers     Chicago      Maple     Lake Park
                      Plaza       Grove     Dominick's    Plaza       Plaza
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $2,235,315     577,096     628,320     369,317   1,216,080
Additional rental
  income..........    755,071     401,492        -        129,431     472,163
                   ----------- ----------- ----------- ----------- -----------
Total income......  2,990,386     978,588     628,320     498,748   1,688,243
                   ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..    192,000      58,000      63,000      31,650     122,750
Property operating
  expenses........    873,792     488,067      18,850     133,667     543,398
Interest expense..       -           -           -           -           -
Depreciation......    483,000     146,600     157,500      83,400     293,000
                   ----------- ----------- ----------- ----------- -----------
Total expenses....  1,548,792     692,667     239,350     248,717     959,148
                   ----------- ----------- ----------- ----------- -----------
Net income (loss). $1,441,594     285,921     388,970     250,031     729,095
                   =========== =========== =========== =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                               December 31, 1997
                                  (unaudited)


                     Homewood     Wisner     Elmhurst      Mill     Prairie
                       Plaza      Plaza    City Center    Creek     Square
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $  220,375     206,312     508,377   1,085,374     315,796
Additional rental
  income..........    132,016      59,636      95,827     725,135      87,777
                   ----------- ----------- ----------- ----------- -----------
Total income......    332,391     265,948     604,204   1,810,509     403,573
                   ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..     19,363      18,853      47,750     113,600      31,000
Property operating
  expenses........    166,951     101,312     140,836     823,792     130,448
Interest expense..       -           -           -        760,000        -
Depreciation......     46,500      45,900     119,375     272,500      87,800
                   ----------- ----------- ----------- ----------- -----------
Total expenses....    232,814     166,065     307,961   1,969,892     249,248
                   ----------- ----------- ----------- ----------- -----------
Net income (loss). $   99,577      99,883     296,243    (159,383)    154,325
                   =========== =========== =========== =========== ===========


                    St. James   Chestnut      Bergen    Western &    Berwyn
                     Crossing     Court       Plaza      Howard       Plaza
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $  720,615   1,197,317   1,681,564     210,288     176,345
Additional rental
  income..........    183,197     306,682     980,649      69,180     131,460
                   ----------- ----------- ----------- ----------- -----------
Total income......    903,812   1,503,999   2,662,213     279,468     307,805
                   ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..     74,770     161,440     172,477      19,130      18,370
Property operating
  expenses........    265,225     593,967   1,105,206      88,145     147,830
Interest expense..       -           -           -           -           -
Depreciation......    187,000     403,600     431,200      47,825      45,925
                   ----------- ----------- ----------- ----------- -----------
Total expenses....    526,995   1,159,007   1,708,883     155,100     212,125
                   ----------- ----------- ----------- ----------- -----------
Net income (loss). $  376,817     344,992     953,330     124,368      95,680
                   =========== =========== =========== =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                               December 31, 1997
                                  (unaudited)


                               High Point    Woodland   Walgreens   Winnetka
                    Wauconda      Center      Heights   Woodstock    Commons
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $  230,703   1,078,701      684,840    110,800     453,321
Additional rental
  income..........     72,913     251,518      754,544       -        343,033
                   ----------- ----------- ----------- ----------- -----------
Total income......    303,616   1,330,219    1,439,384    110,800     796,354
                   ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..     25,250     103,540       96,000     11,620      44,350
Property operating
  expenses........     72,912     305,583      844,901      4,986     327,566
Interest expense..       -           -            -          -           -
Depreciation......     63,125     308,437      233,333     25,333      93,333
                   ----------- ----------- ----------- ----------- -----------
Total expenses....    161,287     717,560    1,174,234     41,939     465,249
                   ----------- ----------- ----------- ----------- -----------
Net income (loss). $  142,329     612,659      265,150     68,861     331,105
                   =========== =========== =========== =========== ===========


                                                        Fairview
                   Schaumburg                 Park       Heights     Orland
                     Plaza       Eastgate    Center       Plaza      Greens
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $  734,658     844,830   1,386,980   1,280,215     442,337
Additional rental
  income..........    315,191     200,749     532,465     315,356     492,656
                   ----------- ----------- ----------- ----------- -----------
Total income......  1,049,849   1,045,579   1,919,445   1,595,571     934,993
                   ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..     69,873      77,310     155,000     112,410      51,000
Property operating
  expenses........    511,999     436,950   1,210,493     385,880     469,956
Interest expense..    379,254        -           -           -           -
Depreciation......    173,333     172,500     387,500     283,333     126,667
                   ----------- ----------- ----------- ----------- -----------
Total expenses....  1,134,459     686,760   1,752,993     781,623     647,623
                   ----------- ----------- ----------- ----------- -----------
Net income (loss). $  (84,610)    358,819     166,452     813,948     287,370
                   =========== =========== =========== =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                               December 31, 1997
                                  (unaudited)


                                Edinburgh
                     Bakers      Festival   Woodfield      Two      Springboro
                     Shoes        Center     Commons      Rivers       Plaza
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $  100,000     413,667   1,921,834     678,750     897,806
Additional rental
  income..........       -        168,097     643,583     147,199     129,002
                   ----------- ----------- ----------- ----------- -----------
Total income......    100,000     581,764   2,565,417     825,949   1,026,808
                   ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..      9,630      45,535     270,000      67,700      92,946
Property operating
  expenses........      4,500     201,513     976,853     179,718     203,712
Interest expense..       -        145,687        -           -           -
Depreciation......     10,667     113,333     675,000     163,333     232,366
                   ----------- ----------- ----------- ----------- -----------
Total expenses....     24,797     506,068   1,921,853     410,751     529,024
                   ----------- ----------- ----------- ----------- -----------
Net income (loss). $   75,203      75,696     643,564     415,198     497,784
                   =========== =========== =========== =========== ===========

                                           Total 1998
                    Riverplace     Rose    Acquisitions
                      Center      Place      Pro Forma
                   ----------- ----------- ------------
Rental income.....    600,248     110,345   23,298,526
Additional rental
  income..........    169,381      31,200    9,096,603
                   ----------- ----------- ------------
Total income......    769,629     141,545   32,395,129
                   ----------- ----------- ------------
Advisor asset
  management fee..     60,659      11,470    2,448,446
Property operating
  expenses........    190,688      37,569   11,987,265
Interest expense..       -           -       1,284,941
Depreciation......    151,647      28,676    6,093,041
                   ----------- ----------- ------------
Total expenses....    402,994      77,715   21,813,693
                   ----------- ----------- ------------
Net income (loss).    366,635      63,830   10,581,436
                   =========== =========== ============

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


    Acquisition of Woodfield Plaza, Schaumburg, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Woodfield Plaza
                               -------------------------------------
                                   *As      Pro Forma
                                 Reported  Adjustments    Total
                               ----------- ----------- -----------
    Rental income............. $2,235,315        -      2,235,315
    Additional rental income..    755,071        -        755,071
                               ----------- ----------- -----------
    Total income..............  2,990,386        -      2,990,386
                               ----------- ----------- -----------
    Advisor asset
      management fee..........       -        192,000     192,000
    Property operating
      expenses................    801,632      72,160     873,792
    Depreciation..............       -        483,000     483,000
                               ----------- ----------- -----------
    Total expenses............    801,632     747,160   1,548,792
                               ----------- ----------- -----------
    Net income (loss)......... $2,188,754    (747,160)  1,441,594
                               =========== =========== ===========



    Acquisition of Coopers Grove, Country Club Hills, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Coopers Grove
                               -----------------------------------
                                   *As      Pro Forma
                                 Reported  Adjustments    Total
                               ----------- ----------- -----------
    Rental income............. $  577,096        -        577,096
    Additional rental income..    401,492        -        401,492
                               ----------- ----------- -----------
    Total income..............    978,588        -        978,588
                               ----------- ----------- -----------
    Advisor asset
      management fee..........       -         58,000      58,000
    Property operating
      expenses................    428,031      60,036     488,067
    Depreciation..............       -        146,600     146,600
                               ----------- ----------- -----------
    Total expenses............    428,031     264,636     692,667
                               ----------- ----------- -----------
    Net income (loss)......... $  550,557    (264,636)    285,921
                               =========== =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)

    Acquisition of West Chicago Dominick's, West Chicago, Illinois

    This pro forma adjustment reflects the purchase of West Chicago Dominick's as if the Company had acquired the property as of January 1, 1997, and is based on information provided by the Seller.

                                        West Chicago Dominick's
                               -------------------------------------
                                Year ended
                               December 31,  Pro Forma
                                  1997      Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  628,320         -        628,320
    Additional rental income..       -            -           -
                               -----------  ----------- -----------
    Total income..............    628,320        -         628,320
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          63,000      63,000
    Property operating
      expenses................       -          18,850      18,850
    Depreciation..............       -         157,500     157,500
                               -----------  ----------- -----------
    Total expenses............       -         239,350     239,350
                               -----------  ----------- -----------
    Net income (loss)......... $  628,320     (239,350)    388,970
                               ===========  =========== ===========



    Acquisition of Maple Plaza, Downers Grove, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Maple Plaza
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  369,317         -        369,317
    Additional rental income..    129,431         -        129,431
                               -----------  ----------- -----------
    Total income..............    498,748         -        498,748
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          31,650      31,650
    Property operating
      expenses................    133,667         -        133,667
    Depreciation..............       -          83,400      83,400
                               -----------  ----------- -----------
    Total expenses............    133,667      115,050     248,717
                               -----------  ----------- -----------
    Net income (loss)......... $  365,081     (115,050)    250,031
                               ===========  =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)

    Acquisition of Lake Park Plaza, Michigan City, Indiana

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Lake Park Plaza
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $1,216,080         -      1,216,080
    Additional rental income..    472,163         -        472,163
                               -----------  ----------- -----------
    Total income..............  1,688,243         -      1,688,243
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -         122,750     122,750
    Property operating
      expenses................    467,427       75,971     543,398
    Depreciation..............       -         293,000     293,000
                               -----------  ----------- -----------
    Total expenses............    467,427      491,721     959,148
                               -----------  ----------- -----------
    Net income (loss)......... $1,220,816     (491,721)    729,095
                               ===========  =========== ===========



    Acquisition of Homewood Plaza, Homewood, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X to the Pro Forma Adjustments:

                                          Homewood Plaza
                               -------------------------------------
                                Year ended
                               December 31,  Pro Forma
                                   1997     Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  200,375         -        200,375
    Additional rental income..    132,016         -        132,016
                               -----------  ----------- -----------
    Total income..............    332,391         -        332,391
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          19,363      19,363
    Property operating
      expenses................    166,951         -        166,951
    Depreciation..............       -          46,500      46,500
                               -----------  ----------- -----------
    Total expenses............    166,951       65,863     232,814
                               -----------  ----------- -----------
    Net income (loss)......... $  165,440      (65,863)     99,577
                               ===========  =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)



    Acquisition of Wisner Plaza, Chicago, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X to the Pro Forma Adjustments:

                                           Wisner Plaza
                               -----------------------------------
                               Year ended
                               December 31,  Pro Forma
                                 1997       Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  206,312         -        206,312
    Additional rental income..     59,636         -         59,636
                               -----------  ----------- -----------
    Total income..............    265,948         -        265,948
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          18,853      18,853
    Property operating
      expenses................    101,312         -        101,312
    Depreciation..............       -          45,900      45,900
                               -----------  ----------- -----------
    Total expenses............    101,312       64,753     166,065
                               -----------  ----------- -----------
    Net income (loss)......... $  164,636      (64,753)     99,883
                               ===========  =========== ===========



    Acquisition of Elmhurst City Center, Elmhurst, Illinois

    This pro forma adjustment reflects the purchase of Elmhurst City Center as if the Company had acquired the property as of January 1, 1997, and is based on information provided by the Seller.

                                        Elmhurst City Center
                               -------------------------------------
                                Year ended
                               December 31,  Pro Forma
                                  1997      Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  508,377         -        508,377
    Additional rental income..     95,827         -         95,827
                               -----------  ----------- -----------
    Total income..............    604,204         -        604,204
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          47,750      47,750
    Property operating
      expenses................    140,836         -        140,836
    Depreciation..............       -         119,375     119,375
                               -----------  ----------- -----------
    Total expenses............    140,836      167,125     307,961
                               -----------  ----------- -----------
    Net income (loss)......... $  463,368     (167,125)    296,243
                               ===========  =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


    Acquisition of Mill Creek, Palos Park, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                            Mill Creek
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $1,085,374         -      1,085,374
    Additional rental income..    725,135         -        725,135
                               -----------  ----------- -----------
    Total income..............  1,810,509         -      1,810,509
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -         113,600     113,600
    Property operating
      expenses................    778,792       45,000     823,792
    Interest expense..........       -         760,000     760,000
    Depreciation..............       -         272,500     272,500
                               -----------  ----------- -----------
    Total expenses............    778,792    1,191,100   1,969,892
                               -----------  ----------- -----------
    Net income (loss)......... $1,031,537   (1,191,100)   (159,383)
                               ===========  =========== ===========



    Acquisition of Prairie Square, Sun Prairie, Wisconsin

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X to the Pro Forma Adjustments:

                                          Prairie Square
                               -----------------------------------
                               Year Ended
                               December 31,  Pro Forma
                                  1997      Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  315,796         -        315,796
    Additional rental income..     87,777         -         87,777
                               -----------  ----------- -----------
    Total income..............    403,573         -        403,573
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          31,000      31,000
    Property operating
      expenses................    130,448         -        130,448
    Depreciation..............       -          87,800      87,800
                               -----------  ----------- -----------
    Total expenses............    130,448      118,800     249,248
                               -----------  ----------- -----------
    Net income (loss)......... $  273,125     (118,800)    154,325
                               ===========  =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


    Acquisition of St. James Crossing, Westmont, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          St. James Crossing
                               -------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  720,615         -        720,615
    Additional rental income..    183,197         -        183,197
                               -----------  ----------- -----------
    Total income..............    903,812         -        903,812
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          74,770      74,770
    Property operating
      expenses................    257,225        8,000     265,225
    Depreciation..............       -         187,000     187,000
                               -----------  ----------- -----------
    Total expenses............    257,225      269,770     526,995
                               -----------  ----------- -----------
    Net income (loss)......... $  646,587     (269,770)    376,817
                               ===========  =========== ===========



    Acquisition of Chestnut Court, Darien, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Chestnut Court
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $1,197,317         -      1,197,317
    Lease termination income..    765,504     (765,504)       -
    Additional rental income..    306,682         -        306,682
                               -----------  ----------- -----------
    Total income..............  2,269,503     (765,504)  1,503,999
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -         161,440     161,440
    Property operating
      expenses................    593,967         -        593,967
    Depreciation..............       -         403,600     403,600
                               -----------  ----------- -----------
    Total expenses............    593,967      565,040   1,159,007
                               -----------  ----------- -----------
    Net income (loss)......... $1,675,536   (1,330,544)    344,992
                               ===========  =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


    Acquisition of Bergen Plaza, Oakdale, Minnesota

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Bergen Plaza
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $1,681,564         -      1,681,564
    Additional rental income..    980,649         -        980,649
                               -----------  ----------- -----------
    Total income..............  2,662,213         -      2,662,213
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -         172,477     172,477
    Property operating
      expenses................  1,105,206         -      1,105,206
    Depreciation..............       -         431,200     431,200
                               -----------  ----------- -----------
    Total expenses............  1,105,206      603,677   1,708,883
                               -----------  ----------- -----------
    Net income (loss)......... $1,557,007     (603,677)    953,330
                               ===========  =========== ===========




    Acquisition of Western & Howard, Chicago, Illinois

    This pro forma adjustment reflects the purchase of Western & Howard as if the Company had acquired the property as of January 1, 1997, and is based on information provided by the Seller.

                                        Western & Howard
                               -------------------------------------
                                Year ended
                               December 31,  Pro Forma
                                  1997      Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  210,288         -        210,288
    Additional rental income..     69,180         -         69,180
                               -----------  ----------- -----------
    Total income..............    279,468        -         279,468
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          19,130      19,130
    Property operating
      expenses................     88,145         -         88,145
    Depreciation..............       -          47,825      47,825
                               -----------  ----------- -----------
    Total expenses............     88,145       66,955     155,100
                               -----------  ----------- -----------
    Net income (loss)......... $  191,323      (66,955)    124,368
                               ===========  =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)



    Acquisition of Berwyn Plaza, Berwyn, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Berwyn Plaza
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  176,345         -        176,345
    Additional rental income..    131,460         -        131,460
                               -----------  ----------- -----------
    Total income..............    307,805         -        307,805
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          18,370      18,730
    Property operating
      expenses................    135,830       12,000     147,830
    Depreciation..............       -          45,925      45,925
                               -----------  ----------- -----------
    Total expenses............    135,830       76,295     212,125
                               -----------  ----------- -----------
    Net income (loss)......... $  171,975      (76,295)     95,680
                               ===========  =========== ===========




    Acquisition of Wauconda, Wauconda, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                            Wauconda
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  230,703         -        230,703
    Additional rental income..     72,913         -         72,913
                               -----------  ----------- -----------
    Total income..............    303,616         -        303,616
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          25,250      25,250
    Property operating
      expenses................     72,912         -         72,912
    Depreciation..............       -          63,125      63,125
                               -----------  ----------- -----------
    Total expenses............     72,912       88,375     161,287
                               -----------  ----------- -----------
    Net income (loss)......... $  230,704      (88,375)    142,329
                               ===========  =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)



    Acquisition of High Point Centre, Madison, Wisconsin

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                        High Point Centre
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $1,078,701         -      1,078,701
    Additional rental income..    251,518         -        251,518
                               -----------  ----------- -----------
    Total income..............  1,330,219         -      1,330,219
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -         103,540     103,540
    Property operating
      expenses................    258,583       47,000     305,583
    Depreciation..............       -         308,437     308,437
                               -----------  ----------- -----------
    Total expenses............    258,583      458,977     717,560
                               -----------  ----------- -----------
    Net income (loss)......... $1,071,636     (458,977)    612,659
                               ===========  =========== ===========




    Acquisition of Woodland Heights, Streamwood, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                        Woodland Heights
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  684,840         -        684,840
    Additional rental income..    754,544         -        754,544
                               -----------  ----------- -----------
    Total income..............  1,439,384         -      1,439,384
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          96,000      96,000
    Property operating
      expenses................    844,901         -        844,901
    Depreciation..............       -         233,333     233,333
                               -----------  ----------- -----------
    Total expenses............    844,901      329,333   1,174,234
                               -----------  ----------- -----------
    Net income (loss)......... $  594,483     (329,333)    265,150
                               ===========  =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)



    Acquisition of Walgreens, Woodstock, Illinois

    This pro forma adjustment reflects the purchase of the Walgreens property as if the Company had acquired the property as of January 1, 1997, and is based on information provided by the seller.

                                            Walgreens
                               ------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  110,800         -        110,800
    Additional rental income..       -            -           -
                               -----------  ----------- -----------
    Total income..............    110,800         -        110,800
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          11,620      11,620
    Property operating
      expenses................       -           4,986       4,986
    Depreciation..............       -          25,333      25,333
                               -----------  ----------- -----------
    Total expenses............       -          41,939      41,939
                               -----------  ----------- -----------
    Net income (loss)......... $  110,800      (41,939)     68,861
                               ===========  =========== ===========




    Acquisition of Winnetka Commons, New Hope, Minnesota

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                        Winnetka Commons
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  453,321         -        453,321
    Additional rental income..    343,033         -        343,033
                               -----------  ----------- -----------
    Total income..............    796,354         -        796,354
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          44,350      44,350
    Property operating
      expenses................    327,566         -        327,566
    Depreciation..............       -          93,333      93,333
                               -----------  ----------- -----------
    Total expenses............    327,566      137,683     465,249
                               -----------  ----------- -----------
    Net income (loss)......... $  468,788     (137,683)    331,105
                               ===========  =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)




    Acquisition of Schaumburg Plaza, Schaumburg, Illinois

    This pro forma adjustment reflects the purchase of Schaumburg Plaza as if the Company had acquired the property as of January 1, 1997, and is based on information provided by the Seller.

                                        Schaumburg Plaza
                               -------------------------------------
                                Year ended
                               December 31,  Pro Forma
                                  1997      Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  734,658         -        734,658
    Additional rental income..    315,191         -        315,191
                               -----------  ----------- -----------
    Total income..............  1,049,849         -      1,049,849
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          69,873      69,873
    Property operating
      expenses................    511,999         -        511,999
    Interest expense..........    379,254         -        379,254
    Depreciation..............       -         173,333     173,333
                               -----------  ----------- -----------
    Total expenses............    891,253      243,206   1,134,459
                               -----------  ----------- -----------
    Net income (loss)......... $  158,596     (243,206)    (84,610)
                               ===========  =========== ===========



    Acquisition of Eastgate, Lombard, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                             Eastgate
                               ------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  844,830         -        844,830
    Additional rental income..    200,749         -        200,749
                               -----------  ----------- -----------
    Total income..............  1,045,579         -      1,045,579
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          77,310      77,310
    Property operating
      expenses................    436,950         -        436,950
    Depreciation..............       -         172,500     172,500
                               -----------  ----------- -----------
    Total expenses............    436,950      249,810     686,760
                               -----------  ----------- -----------
    Net income (loss)......... $  608,629     (249,810)    358,819
                               ===========  =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


    Acquisition of Park Center, Tinley Park, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                             Park Center
                               ------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $1,386,980         -      1,386,980
    Additional rental income..    532,465         -        532,465
                               -----------  ----------- -----------
    Total income..............  1,919,445         -      1,919,445
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -         155,000     155,000
    Property operating
      expenses................  1,191,299       19,194   1,210,493
    Depreciation..............       -         387,500     387,500
                               -----------  ----------- -----------
    Total expenses............  1,191,299      561,694   1,752,993
                               -----------  ----------- -----------
    Net income (loss)......... $  728,146     (561,694)    166,452
                               ===========  =========== ===========


    Acquisition of Fairview Heights Plaza, Fairview Heights, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Fairview Heights
                               -------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $1,280,215         -      1,280,215
    Additional rental income..    315,356         -        315,356
                               -----------  ----------- -----------
    Total income..............  1,595,571         -      1,595,571
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -         112,410     112,410
    Property operating
      expenses................    377,902        7,978     385,880
    Depreciation..............       -         283,333     283,333
                               -----------  ----------- -----------
    Total expenses............    377,902      403,721     781,623
                               -----------  ----------- -----------
    Net income (loss)......... $1,217,669     (403,721)    813,948
                               ===========  =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


    Acquisition of Orland Greens, Orland Park, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Orland Greens
                               -------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  442,337         -        442,337
    Additional rental income..    492,656         -        492,656
                               -----------  ----------- -----------
    Total income..............    934,993         -        934,993
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          51,000      51,000
    Property operating
      expenses................    465,281        4,675     469,956
    Depreciation..............       -         126,667     126,667
                               -----------  ----------- -----------
    Total expenses............    465,281      182,342     647,623
                               -----------  ----------- -----------
    Net income (loss)......... $  469,712     (182,342)    287,370
                               ===========  =========== ===========


    Acquisition of Bakers Shoes, Chicago, Illinois

    This pro forma adjustment reflects the purchase of Bakers Shoes as if the Company had acquired the property as of January 1, 1997, and is based on information provided by the Seller.

                                             Bakers Shoes
                               ------------------------------------
                                Year Ended
                               December 31,  Pro Forma
                                   1997     Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  100,000         -        100,000
    Additional rental income..       -            -           -
                               -----------  ----------- -----------
    Total income..............    100,000         -        100,000
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -           9,630       9,630
    Property operating
      expenses................      4,500         -          4,500
    Depreciation..............       -          10,667      10,667
                               -----------  ----------- -----------
    Total expenses............      4,500       20,297      24,797
                               -----------  ----------- -----------
    Net income (loss)......... $   95,500      (20,297)     75,203
                               ===========  =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


    Acquisition of Edinburgh Festival Center, Brooklyn Park, Minnesota

    Reconciliation of Gross income and Direct Operating Expenses for the period from July 1, 1997 (commencement of operations) to December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                      Edinburgh Festival Center
                               -------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  413,667         -        413,667
    Additional rental income..    168,097         -        168,097
                               -----------  ----------- -----------
    Total income..............    581,764         -        581,764
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          45,535      45,535
    Property operating
      expenses................    201,513         -        201,513
    Interest expense..........    145,687         -        145,687
    Depreciation..............       -         113,333     113,333
                               -----------  ----------- -----------
    Total expenses............    347,200      158,868     506,068
                               -----------  ----------- -----------
    Net income (loss)......... $  234,564     (158,868)     75,696
                               ===========  =========== ===========


    Acquisition of Woodfield Commons, Schaumburg, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Woodfield Commons
                               -------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $1,921,834         -      1,921,834
    Additional rental income..    643,583         -        643,583
                               -----------  ----------- -----------
    Total income..............  2,565,417         -      2,565,417
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -         270,000     270,000
    Property operating
      expenses................    931,032       45,821     976,853
    Depreciation..............       -         675,000     675,000
                               -----------  ----------- -----------
    Total expenses............    931,032      990,821   1,921,853
                               -----------  ----------- -----------
    Net income (loss)......... $1,634,385     (990,821)    643,564
                               ===========  =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


    Acquisition of Two Rivers, Bolingbrook, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                             Two Rivers
                               -------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  678,750         -        678,750
    Additional rental income..    147,199         -        147,199
                               -----------  ----------- -----------
    Total income..............    825,949         -        825,949
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          67,700      67,700
    Property operating
      expenses................    179,718         -        179,718
    Depreciation..............       -         163,333     163,333
                               -----------  ----------- -----------
    Total expenses............    179,718      231,033     410,751
                               -----------  ----------- -----------
    Net income (loss)......... $  646,231     (231,033)    415,198
                               ===========  =========== ===========


    Acquisition of Springboro Plaza, Springboro, Ohio

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X to the Pro Forma Adjustments:

                                          Springboro Plaza
                               -------------------------------------
                                Year ended
                               December 31,  Pro Forma
                                   1997     Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  897,806         -        897,806
    Additional rental income..    129,002         -        129,002
                               -----------  ----------- -----------
    Total income..............  1,026,808         -      1,026,808
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          92,946      92,946
    Property operating
      expenses................    184,841       18,871     203,712
    Depreciation..............       -         232,366     232,366
                               -----------  ----------- -----------
    Total expenses............    184,841      344,183     529,024
                               -----------  ----------- -----------
    Net income (loss)......... $  841,967     (344,183)    497,784
                               ===========  =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


    Acquisition of Riverplace Center, Noblesville, Indiana

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X to the Pro Forma Adjustments:

                                        Riverplace Center
                               -------------------------------------
                                Year ended
                               December 31,  Pro Forma
                                   1997     Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  600,248         -        600,248
    Additional rental income..    169,381         -        169,381
                               -----------  ----------- -----------
    Total income..............    769,629         -        769,629
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          60,659      60,659
    Property operating
      expenses................    173,304       17,384     190,688
    Depreciation..............       -         151,647     151,647
                               -----------  ----------- -----------
    Total expenses............    173,304      229,690     402,994
                               -----------  ----------- -----------
    Net income (loss)......... $  596,325     (229,690)    366,635
                               ===========  =========== ===========


    Acquisition of Rose Plaza, Elmwood Park, Illinois

    This pro forma adjustment reflects the purchase of Rose Plaza as if the Company had acquired the property as of August 1, 1997 (the date operations commenced), and is based on information provided by the Seller.

                                          Rose Plaza
                               -------------------------------------
                                Year ended
                               December 31,  Pro Forma
                                   1997     Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  110,345         -        110,345
    Additional rental income..     31,200         -         31,200
                               -----------  ----------- -----------
    Total income..............    141,545         -        141,545
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          11,470      11,470
    Property operating
      expenses................     37,569         -         37,569
    Depreciation..............       -          28,676      28,676
                               -----------  ----------- -----------
    Total expenses............     37,569       40,146      77,715
                               -----------  ----------- -----------
    Net income (loss)......... $  103,976      (40,146)     63,830
                               ===========  =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


(D) No pro forma adjustment has been made relating to interest income which would have been earned on the additional Offering Proceeds raised.

(E) Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years.

(F) The pro forma weighted average common stock shares for the year ended December 31, 1997 was calculated by estimating the additional shares sold to purchase each of the Company's properties on a weighted average basis.

(G) Advisor Asset Management Fees are calculated as 1% of the Average Invested Assets (as defined).